Exhibit 10.1
Form of Subscription Agreement
Subscription No.
THE SHARES OF PREFERRED STOCK OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES OF PREFERRED STOCK OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT OR ANY OTHER DOCUMENT DELIVERED HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
DRI CORPORATION
SUBSCRIPTION AGREEMENT
(the “Subscription Agreement”)
To be completed by Investors
     If and when accepted by DRI Corporation, a North Carolina corporation (the “Company”), and the issuer of Series K Senior Convertible Preferred Stock (the “Series K Preferred Stock”), this Subscription Agreement shall constitute a subscription for the number of shares of Preferred Stock set forth herein. The Company is relying upon the accuracy and completeness of the information set forth herein in complying with its obligation under applicable federal and state securities laws.
     The Preferred Stock being issued is Series K Senior Convertible Preferred Stock of the Company. Each share has a preference upon a Liquidating Event. A Liquidation Event is defined in the Company’s Articles of Incorporation to include any liquidation, dissolution or winding up of the Company, either voluntary or involuntary. Upon a Liquidating Event, the holders of the Series K Preferred Stock will be paid prior to any other currently outstanding equity holders Five Thousand Dollars ($5,000) per share, plus all accrued but unpaid dividends. The Series K Preferred Stock ranks prior and superior to the Series AAA Preferred Stock, the Series E Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the

Series J. Preferred Stock with respect to payments upon liquidation, dissolution and winding up.
     The holders of Series K Preferred Stock shall receive dividends, as and if declared by the Board of Directors of the Company, consistent with applicable law, which shall accrue quarterly at an annual rate of nine and one-half percent (9-1/2%). Dividends shall accrue as of December 15, March 15, June 15, and September 15 of each year. Dividends shall be cumulative if not paid when and as they accrue. The Series K Preferred Stock shall rank prior and superior to the Series AAA Preferred Stock, the Series E Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series J Preferred Stock with respect to the payment of dividends.
     The shares of Series K Preferred Stock may be converted by the shareholder at any time or from time to time into fully paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock at a conversion price of $3.00 per share. Further, if the closing bid price for the Common Stock on The Nasdaq Stock Market (or other exchange or market on which the Common Stock may from time to time be traded) for any period of twenty (20) consecutive trading days exceeds $6.00, then all outstanding shares of Series K Preferred Stock shall automatically convert, at the close of the market on the last trading day in such period, into a number of fully paid and nonassessable shares (calculated to the largest whole share) of Common Stock determined by multiplying the number of shares of Series K Preferred Stock then outstanding by a fraction, the numerator of which is the Liquidation Preference of a share of Series K Preferred Stock, plus an amount equal to accrued and unpaid dividends on such shares, if any, and the denominator of which is the then applicable Conversion Price, provided that the resale of the shares issuable upon conversion shall have been registered or shall be subject to available exemption under applicable securities laws.
     In addition, the Company may redeem shares of its Series K Preferred Stock at any time in its sole discretion for an amount equal to Five Thousand Dollars ($5,000) per share, plus all accrued but unpaid dividends. The shareholder can always elect conversion as an alternative to redemption.
     Please read, complete, sign, date and deliver a completed Subscription Agreement with two (2) copies of the Subscription Agreement signature page to DRI Corporation, 13760 Noel Road, Suite 830, Dallas, TX 75240.
     Each subscriber hereto must complete this Subscription Agreement and the appendices hereto.

PART I — SUBSCRIPTION
1. METHOD OF SUBSCRIPTION: The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of Series K Preferred Stock set forth below for a subscription price of $5,000 per share (the “Shares”) and to become a stockholder of the Company on the terms and conditions described herein. A minimum total investment of $50,000 shall be required by the Company unless waived by management because of a strategic investment.
Before a subscription for Shares will be accepted, the following must be completed, executed and returned to the Company.
     a. This Subscription Agreement with signature page executed in duplicate.
     b. Check or wire made payable to “DRI Corporation” in the amount of $5,000 for each share of Series K Preferred Stock subscribed.
The undersigned agrees that this subscription is and shall be irrevocable, but the obligations hereunder will terminate if this subscription is not accepted by the Company within fifteen (15) days of receipt of monies from the Investors.
2. ACCEPTANCE BY THE COMPANY: Investor hereby acknowledges (i) that this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Investor an executed copy of this subscription, and (ii) that acceptance by the Company of this subscription is conditioned upon the information and representations of Investor hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of sale of the shares to Investor.
3. RISKS OF INVESTMENT: The undersigned is aware that:
     a. There are substantial risks incident to the ownership of Shares.
     b. The Investor has been furnished and read the Company’s most recent public filings (inclusive of risk considerations therein) and independent research reports as well as any corporate documents requested by the Investor. Further, the Investor has been afforded the opportunity to ask questions of, and receive answers from the Company’s management. The Investor has not received any oral or written representations in connection with this offering by the

Company, its officers, directors, or agents not contained in the business plan or legal documents.
     c. There are substantial risks of loss of investment incident to the purchase of the Series K Preferred Stock, and the Investor must be capable of and prepared to lose all amounts invested in the Series K Preferred Stock.
     d. The Company’s objectives contain projections that are hypothetical and based upon a number of assumption and forward looking statements many of which are speculative; projections do not and cannot take into account such factors as general economic conditions, the introduction of new and better technologies, the entry into the Company’s line of business of competitors, the terms and conditions of future financing of the Company, and other risks inherent to the business of the Company; while management believes that the projections considered for its objectives and business plan reflect possible future results of the Company’s operations, such results cannot be guaranteed; further, Investors understand and are prepared for the substantial economic risks involved in the purchase of the preferred shares, including the total loss of their investment.
     e. The Company is highly dependent on the services of its management team and the loss of any of these individuals’ services for whatever reason could have a material adverse effect on the Company. Further, the recruitment and retention of executives, qualified managers and appropriate support personnel will be critical to the achievement of the Company’s objectives. There can be no assurances the Company will be able to attract or retain qualified personnel on acceptable terms.
     f. No federal or state agency has passed upon the Series K Preferred Stock or made any finding or determination concerning the merits or fairness of this investment.
     g. No promises or inducements have been made that the Company shall be successful in its operations in the future.
4. INDEPENDENT TAX ADVICE: The undersigned acknowledges that he has been advised to consult his own attorneys and advisors concerning this investment and to consult with an independent tax counsel regarding the tax consequences of making such an investment.
5. LIMITATION ON TRANSFER OF SHARES: The undersigned recognizes and agrees that:
     a. Due to restrictions described below, the lack of any market existing or likely to exist for the Shares, and the adverse tax consequences in the event he should sell his Shares, his investment in the Company will be highly illiquid and, most likely, must be held indefinitely.
     b. The undersigned represents that the Shares are being acquired without a view to, or for, resale in connection with any distribution of the Shares or interests therein without registration or compliance under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, and that the undersigned has no direct or indirect participation in any such distribution or in the underwriting of such a distribution. The undersigned understands that the Shares have not been registered, and are being acquired by means of a specific exemption under the Act, as well as certain state statutes for transactions by an issuer not involving any public sale of securities, and that any disposition of the Shares may, under certain circumstances, be inconsistent with this exemption and make the undersigned an “underwriter” within the meaning of the Act. Accordingly, the undersigned must bear the economic risk of investment in the Shares for an indefinite period of time, since the Shares have not been registered under the Act, and therefore, the Shares cannot be offered, sold, transferred, pledged or hypothecated to any person unless they are either subsequently registered under said Act (which is not anticipated) or an exemption from such registration is available and the Company is provided a favorable opinion of counsel to that effect which is satisfactory to it. Further, the undersigned may not resell, hypothecate, transfer, assign or make any other disposition of said Shares except in a transaction exempt or excepted from the registration requirements of the securities laws of the state in which the Shares are offered and sold, and that the specific approval of such sales is required in some states.
6. REPRESENTATIONS OF THE SUBSCRIBER.
     a. The undersigned represents and warrants to the Company as follows:
     (i) that he is the sole and true party in interest and that he is not purchasing for the benefit of any other person (or that he is purchasing for another person who meets all of the conditions set forth herein); and
     (ii) that he (and his purchaser representative, if such a purchaser representative is utilized by him) has (have) such knowledge and experience in financial and business matters that he is (they are) capable of evaluating the merits and the risks of this investment.
     b. The undersigned understands the risks of, and other considerations relating to, the purchase of Shares.

     c. The undersigned is acquiring the Shares for which he hereby subscribes for his own account, as principal, for investment purposes only and not with a view to, or for, subdivision, resale, distribution or fractionalization thereof in whole or in part, or for the account, in whole or in part, of others, and no other person has a direct or indirect beneficial interest in such Shares; further, the undersigned will hold the Shares as an investment and has no present intention, agreement or arrangement to divide his participation with others or to resell, assign, transfer or otherwise dispose of all or any part of the Shares subscribed for unless and until he determines, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable.
     d. The undersigned has the financial ability to bear the economic risk of his investment, and has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the shares.
     e. All of the information which is set forth below with respect to the undersigned is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this subscription by the Company, the undersigned will immediately furnish the revised or corrected information to the Company.
     f. The undersigned has not been furnished any oral representation, warranty or information in connection with the offering of the Shares by the Company or any of its officers, employees, agents, affiliates or subsidiaries.
     g. The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commissioner of any state has made any determination as to the merits of a purchase of the Shares.
     h. The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement.
     i. The undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent that the subscription may be rejected, the accompanying subscription payment will be refunded.
     j. If the Investor is a corporation, partnership, limited liability company, trust, estate or other entity, (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) the execution, delivery and performance by it of this Agreement are within its powers, have been duly authorized by all necessary action on its behalf and require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under any provision of applicable law or regulation or of its certificate of incorporation or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument binding upon it.
     k. If the Investor is a natural person, the execution, delivery and performance by such person of this Agreement are within such person’s legal right and power, require no action by or in respect of, or filing with, any governmental body, agency, or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such person.
     l. The Investor is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. See Investor Suitability Requirements attached for reference to this representation of the Subscriber.
7. AGREEMENT TO BE BOUND BY TERMS AND CONDITIONS: The undersigned hereby adopts, accepts and agrees to be bound by all of the terms and conditions of the offering and by all the terms and conditions of this Subscription Agreement. Upon acceptance of this Subscription Agreement by the Company the undersigned shall become a stockholder of the Company.
8. REPRESENTATIONS AS TO INVESTMENT EXPERIENCE: The undersigned further hereby represents that he has such knowledge and experience in business and financial matters as to be capable of evaluating the Company and the proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon or the undersigned is relying in making the investment on the advice of a purchaser representative.
9. INDEMNITY OF COMPANY: The undersigned hereby agrees to indemnify the Company and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost or expense (including, but not limited to, reasonable attorney’s fees) incurred on account of or arising out of:
     a. Any inaccuracy in the declarations, representations and warranties set forth herein;

     b. The disposition of any of the Shares which he will receive, contrary to his foregoing declarations, representations and warranties; and
     c. Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of any of the Shares or any part thereof.
10. SETOFF: Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right of setoff against an amount payable by the Company to the undersigned, for whatever reason, of any and all damages, costs or expenses (including, but not limited to, reasonable attorney’s fees) which are incurred by the Company on account of or arising out of any items referred to in the last preceding section.
11. MISCELLANEOUS: The undersigned further understands and acknowledges that:
     a. This Subscription Agreement is not transferable or assignable by the undersigned;
     b. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors and assigns;
     c. The subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned;
     d. This Subscription Agreement constitutes the entire agreement between the parties regarding the subject matter hereof;
     e. Captions in this Subscription Agreement are for the convenience of reference only and shall not limit or otherwise affect the interpretation or effect of any term or provision hereof;
     f. This Subscription Agreement shall be construed and governed under the laws of the State of North Carolina; and
     g. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under applicable federal and state securities laws.

     IN WITNESS WHEREOF, the undersigned has completed this Subscription Agreement to evidence his subscription to the Company pursuant to the terms hereof this ___ day of                     , 2009.
Number of shares of Series K Preferred Stock:

Subscriber #1 Signature (*)	Subscriber #2 Signature (**)

Print or Type Name	Print or Type Name

Address	Address

Address	Address

Social Security Number/EIN	Social Security Number/EIN

(*)	If a partnership, corporation or other qualified association, the signature should be in the name of such entity followed by the authorized signature and title of the signatory.

(**)	Second signature required for any joint investment.
     The Company has accepted this subscription in the amount of $                     this the                      day of                     , 2009, for                      shares of Series K Preferred Stock of DRI Corporation.

DRI CORPORATION
By
President

INVESTOR SUITABILITY REQUIREMENTS
This offering is made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Act”). The speculative nature of the success of the Company’s business, together with the lack of liquidity of the preferred stock being offered, makes the purchase of the preferred stock suitable only for investors who have adequate financial resources and who can afford the total loss of their investment.
The suitability standards set forth below represent minimum suitability standards for prospective investors. The satisfaction of such standards by a prospective investor does not necessarily mean that the preferred stock being offered is a suitable investment for such prospective investor. Prospective investors are encouraged to consult their personal financial advisors to determine whether an investment in the preferred stock being offered is appropriate. The Company, at its absolute discretion, may reject subscriptions, in whole or in part.
By signing the Subscription Agreement each investor represents in writing, among other things, that: (i) by reason of the investor’s financial or business experience, or the investor’s financial advisor, the investor has the capacity of evaluating the merits and risks of an investment in the preferred stock and of protecting his/her own interests in connection with the transaction; (ii) the investor is acquiring the preferred stock for his/her own account, for investment only and not with a view toward the resale or distribution thereof, and that the investor is aware that the preferred stock has not been registered under the Act and that the transfer of the preferred stock is restricted by the Act, applicable state securities laws, the Subscription Agreement to be entered into in connection with the purchase of the preferred stock and the absence of a market for the preferred stock; and (iii) the investor meets the suitability requirements set forth below.
Each investor by singing the Subscription Agreement represents that such investor is qualified to invest in the preferred stock. To be qualified, the investor must fall within any of the following categories at the time of the offering for sale of preferred stock to that investor.
Accredited Investors:
1.	Be a director or executive officer of the Company.

2.	Be a natural person whose individual net worth or joint net worth, with that of the person’s spouse, at the time of purchase exceeds $1,000,000.

3.	Be a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year (the year in which the purchase is made).

4.	Be an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

5.	Be a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered under the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

6.	Be a “private business development Company” as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

7.	Be an entity in which all of the equity owners are accredited investors.

8.	Be a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act.
INVESTORS MUST BE ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE PREFERRED STOCK HAS NOT BEEN REGISTERED UNDER THE ACT, AND THE PREFERRED STOCK CANNOT BE SOLD UNLESS IT IS SUBSEQUENTLY REGISTERED THEREUNDER OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.